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                                                                   Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in this Registration Statement of Pegasus Communications Corporation on Form S-3 (File no. 333-70949) of our report dated February 12, 1999, on our audits of the consolidated financial statements of Pegasus Communications Corporation as of December 31, 1998. We also consent to the reference to our firm under the captions "Experts."



                                                 /s/ PricewaterhouseCoopers
                                                 --------------------------
                                                 PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 5, 1999